UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

Boulder Growth & Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of Principal Executive Offices)(Zip Code)

Christopher A. Moore

Boulder Growth & Income Fund, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 623-2577

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2017 - May 31, 2018

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER

GROWTH & INCOME FUND, INC.

SEMI-ANNUAL REPORT

May 31, 2018 | NYSE: BIF

Distribution Policy

May 31, 2018

Boulder Growth & Income Fund, Inc. (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund began distributing $0.033 per share on a monthly basis in November 2015. Subsequently, on November 10, 2016 the Board announced an increase in the monthly distribution to $0.034 per share. The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its stockholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long-term capital gains and short-term capital gains and return capital to stockholders in order to maintain a level distribution. Each monthly distribution to stockholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its stockholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Boulder Growth & Income Fund, Inc.	Table of Contents

Letter from the Advisers	2
Financial Data	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	19
Additional Information	33
Board Approvals of Investment Advisory and Sub-Advisory Agreements	35
Summary of Dividend Reinvestment Plan	43

Semi-Annual Report | May 31, 2018	1

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

May 31, 2018 (Unaudited)

Semi-Annual Update:

The Boulder Growth & Income Fund, Inc. (the “Fund”) generated a return of -0.5% on net assets in the six-month period ended May 31, 2018 (the “period”). This performance lagged the S&P 500 Index which returned 3.2%, the Dow Jones Industrial Average (“DJIA”) which returned 1.7%, and the NASDAQ Composite which returned 8.9% during the same period. The Fund did outperform the Morningstar Large Value Fund Category benchmark which returned -0.9% during the same period. More detail on various holding period returns can be found in the table below.

The Fund has maintained its outperformance relative to the S&P 500 Index and DJIA on an annualized net assets basis since affiliates of Rocky Mountain Advisers, LLC (“RMA”) became investment advisers to the Fund in January of 2002. However, the Fund has underperformed the NASDAQ Composite on an annualized net assets basis during this same timeframe.

On a market price basis, the Fund generated a return of 0.8% for the period outpacing the Fund’s return performance on a NAV basis of -0.5%. The outperformance was due to a narrowing of the discount of the Fund’s share price relative to its net asset value (the “discount”) over the period. At the beginning of the period the discount was -15.8% and at the end of the period the discount was -14.7%.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years*	Since January 2002**
BIF (NAV)	-3.8%	-0.5%	14.0%	9.5%	9.7%	8.6%	8.5%
BIF (Market)	-3.7%	0.8%	17.5%	11.3%	11.9%	6.7%	7.2%
S&P 500 Index†	0.2%	3.2%	14.4%	10.9%	13.0%	9.1%	7.6%
DJIA††	-1.9%	1.7%	18.9%	13.4%	12.5%	9.7%	8.3%
NASDAQ Composite†††	2.6%	8.9%	21.4%	15.0%	18.1%	12.8%	9.8%
Morningstar Large Value Fund Category†††† (NAV)	-2.1%	-0.9%	11.4%	7.2%	8.8%	7.5%	N/A

*	Annualized.

**	Annualized since January 2002, when affiliates of RMA became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

†	The S&P 500 is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 9.9 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 3.4 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization

††	The Dow Jones Industrial Average (DJIA), is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities.

†††	The NASDAQ Composite Index includes all domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite Index is a broad-based Index.

††††	The Morningstar Large Value Fund Category is comprised of a group of open-end funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Large Cap stocks are defined as stocks in the top 70% of the capitalization of the U.S. equity market. Additional information about Morningstar’s Category Classifications can be found at www.morningstar.com.

2	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

May 31, 2018 (Unaudited)

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA, and the NASDAQ Composite include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable.

Returns of the Morningstar Large Value Fund Category benchmark include reinvested dividends and distributions and expense or taxes, but do not reflect the effect of commissions, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The largest contributors to performance during the period were Cisco Systems, Inc. (CSCO) contributing 0.91% and Caterpillar, Inc. (CAT) contributing 0.48% to the total return on net assets. The largest detractors to performance during the period were Wal-Mart Stores, Inc. (WMT) detracting -0.55% and Berkshire Hathaway, Inc. (BRK/A and BRK/B) detracting -0.42% to the total return on net assets. During the period, positions were reduced in Wal-Mart Stores, Inc. (WMT), Yum! Brands, Inc. (YUM), and Perpetual Federal Savings Bank (PFOH), and the full positions in Sanofi (SNY and SAN FP) were sold.

The Fund repurchased 94,657 shares of its Common Stock during the period. The shares were repurchased at an average price of $10.94.

The following table shows the top ten holdings in the Fund as of May 31, 2018:

Holding	Symbol(s)	Percentage of Total Managed Assets
Berkshire Hathaway, Inc.	BRK/A and BRK/B	31.8%
Cash and Short-Term Investments	SAMXX, SALXX, and Treasuries	11.0%
JPMorgan Chase & Co	JPM	8.3%
Cisco Systems, Inc.	CSCO	5.9%
Caterpillar, Inc.	CAT	5.7%
Yum! Brands, Inc.	YUM	5.3%
Wells Fargo & Co.	WFC	5.0%
Wal-Mart Stores, Inc	WMT	3.6%
Pfizer, Inc.	PFE	3.3%
Cohen & Steers Infrastructure	UTF	3.2%

Recent News:

On May 10, 2018 the Fund’s Board of Directors (the “Board”) approved a new investment advisory agreement with ALPS Advisors, Inc. (“ALPS”), a new Sub-Advisory Agreement between ALPS and the Fund’s current investment co-adviser, Rocky Mountain Advisers, LLC (“RMA”), and a new administration agreement with ALPS Fund Services, Inc. (“AFS”) (collectively, the “New Servicing Structure”).

Under the New Servicing Structure, ALPS will serve as the Fund’s investment adviser, responsible for the general management and oversight of the Fund and its investment strategy, replacing the Fund’s current co-advisers, RMA and Stewart West Indies Trading Company, Ltd. (d/b/a Stewart Investment Advisers) (“SIA”). ALPS, a Colorado-based registered investment adviser with approximately $16.48 billion in assets under management as of March 31, 2018, also serves as adviser to four other registered closed-end funds. RMA transitioned into the role of the Fund’s sub-adviser beginning June 1, providing the Fund with portfolio management services. AFS, the Fund’s current co-administrator, took over all administrative and accounting services as the Fund’s sole administrator as of June 1, 2018 as well, replacing the Fund’s other current co-administrator, Fund Administrative Services, LLC (“FAS”). RMA’s, SIA’s, and FAS’ then-current agreements with the Fund terminated following the close of business on May 31, 2018. The new Advisory Agreement and new Sub-Advisory Agreement were approved by stockholders at a special meeting of stockholders occurring on July 17, 2018.

Semi-Annual Report | May 31, 2018	3

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

May 31, 2018 (Unaudited)

The Board expects that the New Servicing Structure will significantly reduce the Fund’s expenses and provide the Fund with ALPS’ integrated platform of robust advisory and administrative services, while ensuring that the Fund continues to receive the same high-quality portfolio management services it has received from RMA and its affiliates since 2002. The fee paid to ALPS under the new advisory agreement will be equal to 0.95% of the Fund’s managed assets, including leverage, a reduction from the aggregate 1.00% management fee the Fund paid under its co-advisory agreements with RMA and SIA. Under the New Servicing Structure, ALPS, not the Fund, is responsible for paying RMA’s sub-advisory fee which is calculated at 0.8125% of the Fund’s managed assets, including leverage. Combined with the fee reduction related to the appointment of AFS as the Fund’s sole administrator, the Board estimates that the New Servicing Structure will provide stockholders with aggregate savings of 0.13% annually.

Sincerely,

Stewart Horejsi Portfolio Manager	Joel Looney Portfolio Manager

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Board is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the Board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

4	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

May 31, 2018 (Unaudited)

Note to Stockholders on Leverage. The Fund is currently leveraged through a credit facility. The Fund may utilize leverage to seek to enhance the returns for its stockholders over the long-term; however, this objective may not be achieved in all interest rate environments or market conditions. Leverage creates certain risks for stockholders, including the likelihood of greater volatility of the Fund’s NAV and market price. There are certain risks associated with borrowing through a line of credit, including, but not limited to risks associated with purchasing securities on margin. In addition, borrowing through a line of credit subjects the Fund to contractual restrictions on its operations and requires the Fund to maintain certain asset coverage ratios on its outstanding indebtedness.

Note to Stockholders on Concentration of Investments. The Board feels it is important that stockholders be aware of the Fund’s high concentration in a small number of positions. Concentrating investments in fewer securities may involve a degree of risk that is greater than a fund having less concentrated investments spread over a greater number of securities. In particular, the Fund is highly concentrated in Berkshire Hathaway, Inc., which, in addition to other business risks, is largely dependent on Warren Buffett for major investment and capital allocation decisions. When Mr. Buffett is no longer able to fulfill his responsibilities with Berkshire Hathaway, Inc., the value of the Fund’s position in Berkshire Hathaway, Inc. could be materially impacted.

Semi-Annual Report | May 31, 2018	5

Boulder Growth & Income Fund, Inc.	Financial Data

May 31, 2018 (Unaudited)

	Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid*
11/30/17	$12.79	$10.77	$0.034
12/31/17	13.01	11.09	0.034
1/31/18	13.67	11.56	0.034
2/28/18	13.11	11.17	0.034
3/31/18	12.71	10.78	0.034
4/30/18	12.63	10.73	0.034
5/31/18	12.49	10.66	0.034
*	Please refer to page 35 for classifications of dividends for the six months ended May 31, 2018.

INVESTMENTS AS A % OF TOTAL NET ASSETS

AVAILABLE TO COMMON STOCKHOLDERS

*	Less than 0.005% of Total Net Assest available to common stockholders. Holdings and subject to change.

6	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2018 (Unaudited)

Description	Shares	Value (Note 2)
LONG TERM INVESTMENTS 89.26%
DOMESTIC COMMON STOCK 85.83%
Banks 5.43%
MidCountry Financial Corp.*(1)(2)(3)	310,300	$4,111,475
Perpetual Federal Savings Bank	35,919	1,033,390
Wells Fargo & Co.	1,233,600	66,602,064
		71,746,929
Construction Machinery 5.73%
Caterpillar, Inc.	498,700	75,757,517

Diversified 31.87%
Berkshire Hathaway, Inc., Class A*(4)(5)	1,144	328,556,800
Berkshire Hathaway, Inc., Class B*	485,000	92,892,050
		421,448,850
Diversified Financial Services 10.28%
American Express Co.	210,000	20,643,000
JPMorgan Chase & Co.	1,028,000	110,006,280
South Street Securities Holdings, Inc.*(1)(2)(3)	25,000	5,254,250
		135,903,530
Healthcare Products & Services 2.26%
Johnson & Johnson(4)	250,000	29,905,000

Insurance 0.00%(6)
Forethought Financial Group, Inc., Escrow, Class A*(1)(2)(3)	19,678	27,093

Oil & Gas 1.75%
Chevron Corp.(4)	186,100	23,132,230

Pharmaceuticals 3.28%
Pfizer, Inc.	1,207,100	43,371,103

Real Estate Investment Trusts (REITs) 2.06%
LTC Properties, Inc.	112,000	4,607,680
Ventas, Inc.	414,000	22,629,240
		27,236,920
Registered Investment Companies (RICs) 3.24%
Cohen & Steers Infrastructure Fund, Inc.	1,914,058	42,874,899

Retail 8.87%
Wal-Mart Stores, Inc.	577,000	47,625,580
Yum! Brands, Inc.	857,000	69,699,810
		117,325,390

Semi-Annual Report | May 31, 2018	7

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2018 (Unaudited)

Description	Shares	Value (Note 2)
Software & Services 4.13%
International Business Machines Corp.(4)	145,200	$20,518,212
Oracle Corp.	731,200	34,161,664
		54,679,876
Technology, Hardware & Equipment 5.89%
Cisco Systems, Inc.	1,822,200	77,826,162

Telecommunications 1.04%
Verizon Communications, Inc.(4)	289,000	13,776,630

TOTAL DOMESTIC COMMON STOCK
(Cost $474,646,701)		1,135,012,129

FOREIGN COMMON STOCK 2.29%
Beverages 2.29%
Heineken Holding NV	180,000	17,528,744
Heineken NV	126,780	12,692,895
		30,221,639
TOTAL FOREIGN COMMON STOCK
(Cost $8,831,667)		30,221,639

LIMITED PARTNERSHIPS 1.04%
Enterprise Products Partners L.P.	476,800	13,779,520

TOTAL LIMITED PARTNERSHIPS
(Cost $10,814,578)		13,779,520

HEDGE FUND 0.10%
Ithan Creek Partners L.P.*(2)(3)		1,392,320

TOTAL HEDGE FUND
(Cost $578,101)		1,392,320

TOTAL LONG TERM INVESTMENTS
(Cost $494,871,047)		1,180,405,608

8	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2018 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
SHORT TERM INVESTMENTS 11.06%
U.S. Treasury Obligations 7.47%
U.S. Treasury Bills(7)
0.120%, 06/07/2018	$8,250,000	$8,247,888
0.266%, 06/14/2018(4)(5)	8,250,000	8,245,338
0.397%, 06/21/2018	8,250,000	8,242,220
0.523%, 06/28/2018	8,250,000	8,239,342
0.676%, 07/05/2018(4)(5)	8,250,000	8,236,481
0.841%, 07/12/2018	8,250,000	8,233,581
1.013%, 07/19/2018	8,250,000	8,230,502
1.151%, 07/26/2018	8,250,000	8,227,501
1.338%, 08/02/2018	8,250,000	8,223,999
1.530%, 08/09/2018	8,250,000	8,220,846
1.694%, 08/16/2018	8,250,000	8,217,823
1.821%, 08/23/2018	8,250,000	8,214,740
		98,780,261
Money Market Funds 3.59%
State Street Institutional U.S. Government Money
Market Fund, Administration Class, 7-Day Yield - 1.427%	12,468,139	12,468,139

State Street Institutional U.S. Government Money
Market Fund, Investor Class, 7-Day Yield - 1.597%	35,000,000	35,000,000

TOTAL SHORT TERM INVESTMENTS
(Cost $146,249,241)		146,248,400

TOTAL INVESTMENTS 100.32%
(Cost $641,120,288)		1,326,654,008

LEVERAGE FACILITY (0.38%)		(5,000,000)

OTHER ASSETS AND LIABILITIES 0.06%		791,322

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.00%		$1,322,445,330

*	Non-income producing security.

(1)	Fair valued using significant unobservable inputs as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

Semi-Annual Report | May 31, 2018	9

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2018 (Unaudited)

(2)	Restricted security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Notes 10 and 11).

(3)	Fair valued security under procedures established by the Fund's Board of Directors. Total value of fair valued securities as of May 31, 2018 was $10,785,138 or 0.82% of Total Net Assets Available to Common Stockholders.
(4)	Memo pledged security; a portion or all of the security is pledged as collateral for borrowings as of May 31, 2018. (See Note 12).
(5)	Loaned security; a portion or all of the security is on loan as of May 31, 2018. (See Note 12).
(6)	Less than 0.005% of Total Net Assets Available to Common Stockholders.
(7)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

10	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2018 (Unaudited)

Country Breakdown as a % of Total Net Assets Available to Common Stockholders
United States	98.03%
Netherlands	2.29%
Leverage Facility	(0.38)%
Other Assets and Liabilities	0.06%
Total Net Assets	100.00%

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2018	11

Boulder Growth & Income Fund, Inc.	Statement of Assets and Liabilities

May 31, 2018 (Unaudited)

ASSETS:
Total Investments at Value
(Cost $641,120,288)*	$1,326,654,008
Dividends and interest receivable	2,327,529
Prepaid expenses and other assets	104,211
Total Assets	1,329,085,748

LIABILITIES:
Loan payable (Note 12)	5,000,000
Interest due on loan payable (Note 12)	11,374
Investment co-advisory fees payable (Note 4)	1,147,301
Administration and co-administration fees payable (Note 4)	236,939
Printing fees payable	82,700
Directors' fees and expenses payable (Note 4)	66,202
Audit fees payable	49,654
Legal fees payable	23,962
Custody fees payable	13,394
Accrued expenses and other payables	8,892
Total Liabilities	6,640,418
TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,322,445,330

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (authorized 249,990,000 shares at $0.01 par value)	$1,059,206
Paid-in capital in excess of par value of common stock	633,072,270
Overdistributed net investment loss	(22,078,101)
Accumulated net realized gain	24,862,367
Net unrealized appreciation	685,529,588
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$1,322,445,330

Net Asset Value, $1,322,445,330/105,920,635 common stock outstanding	$12.49

*	Securities loaned, at value $4,429,440.

See Accompanying Notes to Financial Statements.

12	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Statement of Operations

For the Six Months Ended May 31, 2018 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes $52,243)	$12,428,696
Interest and other income	589,565
Total Investment Income	13,018,261

EXPENSES:
Investment co-advisory fees (Note 4)	6,903,457
Administration and co-administration fees (Note 4)	1,238,234
Directors' fees and expenses (Note 4)	126,407
Interest on loan (Note 12)	106,118
Printing fees	104,806
Insurance expense	78,301
Legal fees	43,187
Custody fees	37,457
Audit fees	24,539
Transfer agency fees	16,809
Other	127,993
Total Expenses	8,807,308
Net Investment Income	4,210,953

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	17,395,221
Foreign currency related transactions	(15,631)
Net realized gain	17,379,590
Net change in unrealized appreciation/depreciation on:
Investments	(32,952,233)
Foreign currency related translations	(584)
Net change in unrealized appreciation/depreciation	(32,952,817)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(15,573,227)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(11,362,274)

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2018	13

Boulder Growth & Income Fund, Inc.	Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2018 (Unaudited)	For the Year Ended November 30, 2017

OPERATIONS:
Net investment income	$4,210,953	$4,383,207
Net realized gain	17,379,590	36,442,372
Long-term capital gain distributions from other
investment companies	–	3,663,220
Net change in unrealized appreciation/depreciation	(32,952,817)	202,969,811
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	(11,362,274)	247,458,610

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 9):
From net investment income	(21,614,245)	(10,522,281)
From net realized capital gains	–	(31,204,803)
From tax return of capital	–	(1,553,426)
Total Distributions: Common Stockholders	(21,614,245)	(43,280,510)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Repurchase of fund shares	(1,035,355)	(816,074)
Net Decrease in Net Assets from Capital Share Transactions	(1,035,355)	(816,074)

Net Increase/(Decrease) in Net Assets Attributable to Common Stock	(34,011,874)	203,362,026

TOTAL NET ASSETS:
Beginning of period	1,356,457,204	1,153,095,178
End of period (including overdistributed net investment loss) of $(22,078,101) and $(4,674,809), respectively)	$1,322,445,330	$1,356,457,204

See Accompanying Notes to Financial Statements.

14	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Statement of Cash Flows

For the Six Months Ended May 31, 2018 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(11,362,274)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Net purchases of short-term investment securities	11,215,655
Proceeds from disposition of investment securities	53,328,774
Amortization of premium and accretion of discount on investments	(589,565)
Net realized (gain)/loss on:
Investments	(17,395,221)
Net change in unrealized appreciation/depreciation on:
Investments	32,952,233
(Increase)/Decrease in assets:
Dividends and interest receivable	(393,515)
Prepaid expenses & other assets	28,428
Increase/(Decrease) in liabilities:
Interest due on loan payable	(71,218)
Co-advisory fees payable	28,143
Administration and co-administration fees payable	767
Directors' fees and expenses payable	(712)
Legal fees payable	(3,215)
Audit fees payable	(64,521)
Custody fees payable	(5,820)
Printing fees payable	(16,784)
Accrued expenses and other payables	(1,883)
Net Cash Provided by Operating Activities	67,649,272

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash used by loan	(45,028,290)
Cash distributions paid to Common Stockholders	(21,614,245)
Repurchase of fund shares	(1,035,355)
Net Cash Used in Financing Activities	(67,677,890)
Effect of exchange rates on cash	–

Net decrease in cash	(28,618)
Cash and foreign currency, beginning balance	28,618
Cash and foreign currency, ending balance	$–

Cash paid for interest on loan during the period was:	$177,336

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2018	15

Boulder Growth & Income Fund, Inc.	Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Period
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
AUCTION MARKET PREFERRED STOCK TRANSACTIONS
Distributions from net investment income
Distributions from long-term capital gains
Total Auction Preferred Stock Transactions
Net Increase/(Decrease) from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Total Distributions Paid to Common Stockholders
CAPITAL SHARE TRANSACTIONS:
Impact of Capital Share Transactions*
Total Capital Share Transactions
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value -End of Period
Common Share Market Value - End of Period
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets excluding interest on loan
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000's)
Number of Common Shares Outstanding, End of Period (000's)
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000

See Accompanying Notes to Financial Statements.

16	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Financial Highlights

For the Six Months Ended May 31, 2018 (Unaudited)		For the Year Ended November 30, 2017		For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014		For the Year Ended November 30, 2013
$12.79		$10.87		$9.93	$11.32	$10.12		$8.54

0.04		0.04		0.08	0.05	0.03		0.06
(0.14)		2.28		1.35	(1.12)	1.61		1.88
(0.10)		2.32		1.43	(1.07)	1.64		1.94

–		–		–	–	–		(0.00	)(b)
–		–		–	–	–		(0.01)
–		–		–	–	–		(0.01)
(0.10)		2.32		1.43	(1.07)	1.64		1.93

(0.20)		(0.10)		(0.33)	(0.03)	(0.00	)(b)	(0.16)
–		(0.29)		(0.16)	(0.29)	(0.44)		(0.19)
–		(0.01)		–	–	–		–
(0.20)		(0.40)		(0.49)	(0.32)	(0.44)		(0.35)

(0.00	)(b)	(0.00	)(b)	–	–	–		–
(0.00	)(b)	(0.00	)(b)	–	–	–		–
(0.30)		1.92		0.94	(1.39)	1.20		1.58
$12.49		$12.79		$10.87	$9.93	$11.32		$10.12
$10.66		$10.77		$8.65	$7.78	$9.06		$7.92
(0.51)%		22.69%		16.38%	(9.04)%	18.08%		24.52%
0.84%		29.83%		18.21%	(10.95)%	20.76%		27.54%

1.28	%(e)	1.40%		1.43%	1.48%	1.72%		1.74%
1.28	%(e)	1.40%		1.43%	1.50%	1.83%		1.84%
1.27	%(e)	1.33%		1.37%	N/A (f)	N/A	(f)	N/A	(f)
0.61	%(e)	0.36%		0.84%	0.42%	0.32%		0.62%
0.61	%(e)	0.36%		0.84%	0.40%	0.21%		0.52%

0%		1%		9%	12%	4%		11%
$1,322,445		$1,356,457		$1,153,095	$1,053,399	$288,628		$257,975
105,921		106,015		106,097	106,097	25,496		25,496

$5,000		$50,028		$50,028	$50,000	$11,168		$25,043
$265,489		$28,114		$24,049	$22,068	$26,845		$11,301

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2018	17

Boulder Growth & Income Fund, Inc.	Financial Highlights

*	Based on average shares outstanding.
(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $(0.005) per common share.
(c)	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.
(d)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Hedge Fund or Registered Investment Companies on the Portfolio of Investments).
(e)	Annualized.
(f)	Interest expense was incurred but was not presented separately in previously issued financial statements.

See Accompanying Notes to Financial Statements.

18	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2018 (Unaudited)

NOTE 1. FUND ORGANIZATION

Boulder Growth & Income Fund, Inc. (the “Fund” or “BIF”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value. Short-term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at fair value under procedures approved by the Board of Directors (the “Board”). The Board has delegated to the Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Valuation Committee, does not represent fair value (“Fair Value Securities”). The Valuation Committee uses a third-party pricing consultant to assist the committee in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The Valuation Committee and the valuation consultant, as appropriate, use valuation techniques that could utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee is responsible for (i) identifying Fair Value Securities, (ii) analyzing each Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers or Fund to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The Valuation Committee is responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

Semi-Annual Report | May 31, 2018	19

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2018 (Unaudited)

The Portfolio of Investments includes investments valued at $10,785,138 (0.82% of total net assets) whose fair values have been estimated by management in the absence of readily available market quotations. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time; provided, however, that the Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Committee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Committee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Committee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Committee may use outside pricing services to provide it with closing prices. The Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Committee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Committee adjusts prices, the Valuation Committee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Options are valued at the mean of the highest bid and lowest ask prices on the principal exchange on which the option trades. If no quotations are available, fair value procedures will be used. Fair value procedures will also be used for any options traded over-the-counter.

Various inputs are used to determine the value of the Fund's investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

20	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2018 (Unaudited)

These inputs are summarized in the three broad levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical investments

Level 2 —	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of May 31, 2018 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stock
Banks	$67,635,454	$–	$4,111,475	$71,746,929
Diversified Financial Services	130,649,280	–	5,254,250	135,903,530
Insurance	–	–	27,093	27,093
Other	927,334,577	–	–	927,334,577
Foreign Common Stock Other	30,221,639	–	–	30,221,639
Limited Partnerships	13,779,520	–	–	13,779,520
Hedge Fund**	N/A	N/A	N/A	1,392,320
Short Term Investments
Money Market Funds	47,468,139	–	–	47,468,139
U.S. Treasury Bills	–	98,780,261	–	98,780,261
TOTAL	$1,217,088,609	$98,780,261	$9,392,818	$1,326,654,008

*	For detailed descriptions, see the accompanying Portfolio of Investments.

**	In accordance with ASU 2015-07 and Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The fair value amount presented in the Total column of this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Semi-Annual Report | May 31, 2018	21

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2018 (Unaudited)

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

There were no transfers into or out of Levels 1 or 2 during the six-month period ended May 31, 2018.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Boulder Growth & Income Fund	Domestic Common Stock
Balance as of November 30, 2017	$9,356,660
Realized Gain/(Loss)	–
Change in Unrealized Appreciation/Depreciation	36,158
Purchases	–
Sales Proceeds
Transfer into Level 3	–
Transfer out of Level 3	–
Balance as of May 31, 2018	$9,392,818
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at May 31, 2018	$36,158

22	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2018 (Unaudited)

The table below provides additional information about the Level 3 Fair Value Measurements as of May 31, 2018 where the Fund used its own significant assumptions:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Industry Group	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range
Domestic Common Stocks:
	Banks	$4,111,475	Comparable Company Approach	Discount for lack of marketability	10%
				Price to Tangible Book Value Multiple	1.643	x
	Diversified Financial Services	$5,254,250	Comparable Company Approach	Discount for lack of marketability	10%
				Price to Tangible Book Value Multiple	2.478	x
	Insurance	$27,093	Future Cash Distribution less a 20% discount	Discount for lack of marketability	20%
				Future Cash Distribution	$1.72
Grand Total		$9,392,818

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease
Future Cash Distribution	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded by the Fund in the following annual financial reporting period.

Semi-Annual Report | May 31, 2018	23

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2018 (Unaudited)

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended. Distributions to stockholders are recorded on the ex-dividend date. Any net realized capital gains will be distributed to stockholders at least annually.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the six-month period ended May 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

24	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2018 (Unaudited)

NOTE 3. DERIVATIVE FINANCIAL INSTRUMENTS

As a part of its investment strategy the Fund may invest to a lesser extent in derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Semi-Annual Report | May 31, 2018	25

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2018 (Unaudited)

For the six-month period ended May 31, 2018, the Fund did not invest in derivative instruments.

NOTE 4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Stewart Investment Advisers (“SIA”) and Rocky Mountain Advisers, LLC (“RMA”, and together with SIA, the “Advisers”) served as co-investment advisers to the Fund. The Fund pays the Advisers an Advisory Fee at an annual rate of 1.00% of the value of the Fund’s net assets plus the principal amount of leverage, if any (“Net Assets”).

For the six-month period ended May 31, 2018, the Fund made net cash payments for advisory fees to SIA and RMA in the amounts of $5,177,593 and $1,725,864, respectively.

Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a stockholder of the Fund. SIA and RMA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). RMA receives 75% of the fees earned by the Advisers and SIA receives 25% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including, but not limited to, providing reviews and negotiations of service providers, maintaining investment records, assisting in the calculation and publication of total returns for the Fund, providing general counsel, legal, treasury and accounting services, and any other such administrative services as may be requested from time to time by the Fund’s management or the Board. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Notwithstanding, FAS has agreed to cap the Fund’s total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on Net Assets should the total monthly administration expenses exceed 0.30%. As the Fund’s total monthly administration costs did not exceed 0.30% during the six-month ended May 31, 2018, there was no fee waiver for that period. The equity owners of FAS are the Lola Brown Trust No. 1B, the SLC Trust and the Stewart West Indies Trust.

As SIA, RMA and FAS are considered affiliates of the Fund, as that term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

26	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2018 (Unaudited)

ALPS Fund Services, Inc. (“AFS”) serves as the Fund’s co-administrator. As compensation for its services, AFS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. The fees paid to AFS are calculated based on the Net Assets of the Fund.

No persons (other than the Independent Directors) currently receive compensation from the Fund for acting as a director or officer; however, officers of the Fund may also be officers or employees of the Advisers or FAS and may receive compensation in such capacities. The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers, FAS, or any of their affiliates a fee of $40,000 per annum, plus $5,000 for each in-person meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board. The lead independent director of the Board receives an additional $3,125 for attending each regular quarterly meeting of the Board. The chairman of the audit committee receives an additional $3,000 for attending each regular meeting of the audit committee. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings. AFS provides the Fund with a chief compliance officer (“CCO”). All CCO fees are paid for by FAS.

State Street Bank & Trust Company (“State Street”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s common stock servicing agent, dividend-paying agent and registrar. As compensation for State Street’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the six-month period ended May 31, 2018 were $0 and $53,269,805 respectively.

NOTE 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Semi-Annual Report | May 31, 2018	27

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2018 (Unaudited)

As of May 31, 2018, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. in the March 20, 2015 reorganization. After the reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the funds acquired in the reorganization purchased the security.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

NOTE 7. SIGNIFICANT STOCKHOLDERS

On May 31, 2018, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 45,444,844 shares of Common Stock of the Fund, representing approximately 42.90% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of RMA and SIA and is a portfolio manager of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own SIA, RMA and FAS.

NOTE 8. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock.

For the six-month period ended May 31, 2018, the Fund repurchased 94,657 shares of Common Stock at a total purchase amount of $1,035,355. For the year ended November 30, 2017, the Fund repurchased 81,525 shares of Common Stock at a total purchase amount of $816,074.

NOTE 9. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2017.

28	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2018 (Unaudited)

The character of distributions paid on a tax basis during the year ending November 30, 2017 is as follows:

Distributions Paid From:
Ordinary Income	$10,522,281
Long-Term Capital Gain	31,204,803
Tax Return of Capital	1,553,426
$43,280,510

On May 31, 2018, based on cost of $632,020,723 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $713,446,591, aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $18,813,306, resulting in net unrealized appreciation of $694,633,285.

NOTE 10. RESTRICTED SECURITIES

As of May 31, 2018, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of May 31, 2018, were as follows:

Issuer Description	Acquisition Date	Cost	Value May 31, 2018	Value as Percentage of Net Assets Available to Common Stockholders May 31, 2018
Forethought Financial Group, Inc., Escrow - Class A	11/13/09-9/30/10	$0	$27,093	0.00	%(a)
Ithan Creek Partners L.P.	6/2/08	578,101	1,392,320	0.11%
MidCountry Financial Corp.	10/22/04	4,654,500	4,111,475	0.31%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	5,254,250	0.40%
		$7,732,601	$10,785,138	0.82%

(a)	Less than 0.005% of Total Net Assets available to Common Stockholders.

NOTE 11. INVESTMENT IN A HEDGE FUND

As of May 31, 2018, the Fund holds a residual interest in a Hedge Fund. As of June 30, 2014, the Fund had notified the managing general partner of the Hedge Fund that it was withdrawing its interest in the Hedge Fund. A portion of the interest was withdrawn at that time. However, certain illiquid securities designated at the discretion of the managing general partner of the Hedge Fund had been segregated in “side pockets”, and were not immediately available for distribution. Such illiquid securities are referred to as “Designated Investments”. As a result, the Fund continues to maintain a residual, non-participating interest in the Hedge Fund, associated with the Designated Investments held in side pockets. Due to the reorganization on March 20, 2015, the Fund acquired additional residual, nonparticipating interest in the Hedge Fund. The Fund will maintain such interest until all the Designated Investments within the side pockets have been liquidated and distributed, which will likely occur incrementally and over a period of years. Because of the illiquidity of the Designated Investments, the limitation on withdrawal rights and because limited partnership interests are not tradable, the investment in the Hedge Fund is an illiquid investment and involves a high degree of risk. A management fee at an annual rate of 1% of net assets and an incentive fee of 20% of net profits is included in the partnership agreement. The value assigned to the Hedge Fund is based on available information and may not necessarily represent the amount which might ultimately be realized. Due to the inherent uncertainty of valuation, the estimated fair value may differ from the value that would have been realized had the Hedge Fund been liquidated and this difference could be material.

Semi-Annual Report | May 31, 2018	29

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2018 (Unaudited)

NOTE 12. LINE OF CREDIT AND SECURITIES LENDING

On July 15, 2016, the Fund entered into a Liquidity Agreement (the “Liquidity Agreement”) with State Street Bank & Trust (“State Street”), as approved by the Board. The Liquidity Agreement originally allowed for the Fund to borrow up to $75,000,000; however, on February 1, 2018, this amount was reduced to $30,000,000 pursuant to the “adjusted liquidity commitment” language contained in the Liquidity Agreement, due to the Fund reducing the drawn balance to $5,000,000. Borrowings under the Liquidity Agreement are secured by assets of the Fund held at the custodian (“Memo Pledged Collateral”). Under the terms of the Liquidity Agreement, State Street is permitted in its discretion, with 360 days’ prior written notice, to terminate the Liquidity Agreement. Interest on the borrowing is charged at the one-month LIBOR plus 0.70%. Further, pursuant to the terms of the Liquidity Agreement, the Fund grants State Street a first priority security interest in all cash, deposit accounts and all securities and other financial assets credit to any securities account or otherwise at any time held for the account of the Fund by or through State Street as the custodian.

For the six months ended May 31, 2018, the average amount borrowed under the Liquidity Agreement and the average interest rate for the amount borrowed was $8,875,025 and 2.42%, respectively. Due to the short-term nature of the Liquidity Agreement, face value approximates fair value at May 31, 2018. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). As of May 31, 2018, the amount of such outstanding borrowings was $5,000,000. The interest rate applicable to the borrowings on May 31, 2018 was 2.70%. As of May 31, 2018, the amount of Memo Pledged Collateral was $5,311,750. Securities pledged as collateral are notated on the Portfolio of Investments.

On July 15, 2016, in conjunction with the Liquidity Agreement, the Fund entered into an agreement with State Street (the “State Street Lending Agreement”) which allows State Street, as agent of the Fund, to loan the securities held by State Street, as custodian of the Fund, to an approved securities borrower as noted in the Liquidity Agreement. The State Street Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Liquidity Agreement. State Street has the ability to reregister such securities in its own name to pledge, re-pledge, sell, lend or otherwise use the collateral with all attendant rights of ownership. State Street cannot loan securities that are being segregated for other use. During the period in which the securities are on loan, State Street must credit the Fund all interest, dividend and other distributions paid by the security on the date that such amounts are delivered by the counterparty to State Street. From a tax perspective, the payments received on securities lending are considered payments in lieu of dividends, interest, or other payments and as such, would not be eligible for the qualified dividends treatment. The Fund has authorized and directed State Street to receive collateral in the amount of 102% or 105% of the market value of a lent security on any given day the security is on loan.

30	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2018 (Unaudited)

As of May 31, 2018, the value of securities on loan was $4,429,440. As the Fund has the ability to offset the fair value of any securities not returned from State Street against an equal amount of borrowings under the Liquidity Agreement, the Fund had no net exposure from the State Street Lending Agreement as of May 31, 2018. The Fund has the rights to set off for any securities that are not returned against the amount of borrowing outstanding with State Street. Any amounts above the value of securities on loan up to the amount of borrowing outstanding would be due to State Street in the event of termination of the Liquidity Agreement.

No violations of the Liquidity Agreement or the State Street Lending Agreement occurred during the six-month period ended May 31, 2018.

NOTE 13. SUBSEQUENT EVENTS

At a meeting of the Board on May 10, 2018, the Board unanimously approved a plan whereby, ALPS Advisors, Inc. (“ALPS”) assume the role of investment adviser to the Fund pursuant to an advisory agreement between ALPS and the Fund (the "New Advisory Agreement") for a contractual investment advisory fee at an annual rate of 0.95%, calculated monthly, of the Fund's average managed assets. "Managed Assets" means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). RMA will provide sub-advisory services to the Fund pursuant to a sub-advisory agreement between RMA and ALPS (the "New Sub-Advisory Agreement"). In conjunction with the Board's approval of the new advisory structure, the Board also approved AFS as the Fund's sole administrator to provide all administrative and fund accounting services to the Fund, beginning June 1, 2018. The new investment advisory fee with ALPS, combined with the reduction in administrative fees resulting from ALPS' affiliate, AFS’s transition from the Fund's co-administrator to sole administrator, will result in significant cost savings for the Fund. The Board estimates that the Stockholders will see an aggregate annualized reduction of Fund expenses of approximately 0.13% of the Fund's net assets resulting from these changes.

At the Board meeting on May 10, 2018, the Board also approved an interim advisory agreement between ALPS and the Fund (the "Interim Advisory Agreement") and an interim sub-advisory agreement between ALPS and RMA (the "Interim Sub-Advisory Agreement"), each effective as of June 1, 2018, pursuant to which ALPS and RMA assumed roles as the Fund’s interim investment adviser and sub-adviser, respectively, until the New Advisory Agreement and New Sub-Advisory agreement were approved by stockholders.

Semi-Annual Report | May 31, 2018	31

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2018 (Unaudited)

On July 17, 2018, the Board held a special stockholder meeting at which the Fund’s stockholders approved each of the New Advisory Agreement and New Sub-Advisory Agreement, each of which became effective following the special meeting. The votes were as follows:

Proposal 1: To approve the New Advisory Agreement between the Fund and ALPS:

For	Against/Withhold	Abstain
60,643,289.129	1,480,568.921	196,087.811

Proposal 2: To approve the New Sub-Advisory Agreement between ALPS and RMA, with respect to the Fund:

For	Against/Withhold	Abstain
60,538,880.355	1,565,311.760	215,753.746

32	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Additional Information

May 31, 2018 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) on the Fund’s website at www.boulderfunds.net; (ii) on the SEC’s website at www.sec.gov; or (iii) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, D.C. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund’s website at www.boulderfunds.net, (ii) on the SEC’s website at www.sec.gov, or (iii) by calling toll-free (877) 561-7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to its principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Semi-Annual Report | May 31, 2018	33

Boulder Growth & Income Fund, Inc.	Additional Information

May 31, 2018 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the fiscal period ended May 31, 2018				% Breakdown of the Total Cumulative Distributions for the fiscal period ended May 31, 2018
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.0409	$0.1631	$0.0000	$0.2040	20.03%	79.97%	0.00%	100.00%

34	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

May 31, 2018 (Unaudited)

February 8, 2018 Approvals: At a regularly scheduled meeting held on February 8, 2018 (the “Meeting”), the Board of Directors of the Fund (“Board” or “Directors”), by a unanimous vote (including all of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of Investment Company Act of 1940 (the “Independent Directors”)), approved the renewal of the Co-Investment Advisory Agreements with the Fund (the “Co-Advisory Agreements”) and each of Rocky Mountain Advisers, LLC (“RMA”) and Stewart Investment Advisers (“SIA” and, together with RMA, the “Co-Advisers”). In advance of the February 8, 2018 Board meeting, the Independent Directors held multiple special telephonic meetings (the “Special Meetings”) with independent counsel to the Fund, representatives of the Co-Advisers, and representatives of Morningstar Associates LLC (“Morningstar”), an independent consultant. The principal purpose of the Meeting and the Special Meetings was to discuss the renewal of the Co-Advisory Agreements and to review the materials provided to the Board by the Co-Advisers in connection with the annual review process. The Board held additional discussions at the February 2, 2017 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Co-Advisers were present.

Factors Considered: Generally, the Board considered a number of factors in renewing the Co-Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Co-Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies (the “Peer Group”); (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Co-Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized if the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Co-Advisers by the Fund’s principal stockholders; (vii) the historical relationship between the Fund and the Co-Advisers; and (viii) the relationship between the Co-Advisers and its affiliated service provider, Fund Administrative Services, LLC (“FAS”). The Board also reviewed the ability of the Co-Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Co-Advisers.

Information Provided: To assist the Board in its evaluation of the quality of the Co-Advisers’ services and the reasonableness of the Co-Advisers’ fees under the Co-Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Co-Advisers’ investment services under the Co-Advisory Agreements. These materials included reports and presentations from the Co-Advisers that described, among other things, the Co-Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also met with representatives of and received a report prepared by Morningstar comparing the Fund’s performance and advisory fees and expenses to a group of open-end and closed-end funds determined to be most similar to the Fund in each case as determined by Morningstar in consultation with the Fund’s lead independent director. The Board also considered information received from the Co-Advisers throughout the year, including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

Semi-Annual Report | May 31, 2018	35

Boulder Growth & Income Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

May 31, 2018 (Unaudited)

The Co-Advisers provided these renewal materials to the Independent Directors in advance of the Special Meeting, and the Independent Directors made certain supplemental requests for additional information from the Co-Advisers at the Special Meeting. The Co-Advisers provided all requested information supplementally prior to the Meeting.

The information below summarizes the Board’s considerations in connection with its approval of the Co-Advisory Agreements. In deciding to approve the Co-Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided: The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Co-Advisers under the Co-Advisory Agreements. Each Co-Adviser’s most recent investment adviser registration form on the SEC’s Form ADV was provided to the Board, as were the responses of the Co-Advisers to information requests submitted to the Co-Advisers by the Independent Directors through their Independent Counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Co-Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Co-Advisers’ portfolio management personnel. The Board was satisfied that the Co-Advisers’ investment personnel have and will continue to devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. The Board noted their satisfaction with the Co-Advisers’ efforts and responses in connection to a recent SEC exam of the firms and the Fund. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Co-Advisers, and that the Co-Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance: The Board considered the investment performance of the Fund since the Co-Advisers were engaged by the Fund in 2002, as compared to both relevant indices and the performance of the Peer Group. The Board noted that based on its net asset value performance, the Fund had slightly underperformed the S&P 500, the Fund’s primary relevant benchmark, for each of the periods presented, but had outperformed the Peer Group median performance for each of the one-year, three-year and ten-year periods ended November 30, 2017. The Directors acknowledged the difficulty of outperforming the market with its continued bull run over the recent years. The Board noted that the Fund outperformed the S&P 500 and the Dow Jones since January 2002 when the Co-Advisers were engaged by the Fund. Overall, the Board concluded that it was satisfied with the results of the Co-Advisers’ strategy across both the long and short term performance of the Fund.

36	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

May 31, 2018 (Unaudited)

Costs of Services Provided and Profits Realized by the Co-Advisers: In evaluating the costs of the services provided to the Fund by the Co-Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses, prepared by an independent third-party. The Board noted the current fee arrangement in place for the Fund under the Co-Advisory Agreements, noting they receive a 1.00% fee on the Fund’s average monthly total net assets, plus leverage. The Board recalled the decrease in fees that had occurred in March 2015 from 1.25% to 1.00%, noting that the Fund’s advisory fee rate was not out of line with the median rate of fees charged by similarly situated investment advisers of closed-end funds included in the Peer Group expense universe. The Co-Advisers discussed with the Board certain factors justifying the advisory fee including, but not limited to, the fact that the Co-Advisers’ stock skill selection has been substantiated through long-term performance and the time associated with the discipline of concentrated investing. The Board also noted the Co-Advisers willingness to consider restructuring options that might reduce the Fund’s fees in the future.

The Board obtained detailed information regarding the overall profitability of the Co-Advisers and the combined profitability of the Co-Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Co-Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Co-Advisers and FAS in providing services to the Fund, as well as the reasons for inclusion of those costs in the profitability analysis. The Board noted that, in response to differing views expressed in the firms’ most recent SEC examination, as well as the overall difficulty in determining the appropriate percentage of expenses to allocate, the Board had requested and the Co-Advisers had voluntarily provided profitability calculations that showed the firms’ overall profitability across varying allocation approaches. Based on its analysis of this information, the Board was satisfied that, even under the most conservative expense allocation method, the overall level of profits earned by the Co-Advisers was not unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Co-Advisers.

Economies of Scale: The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. The Board noted that the net assets of the Fund continued to grow modestly, but concluded that such growth had not resulted in any meaningful economies of scale with respect to the management of the Fund.

Stockholder Support and Historical Relationship with the Fund: The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. The Board understood from Mr. Horejsi that these stockholders were supportive of the Co-Advisers and the renewal of the Co-Advisory Agreements.

After discussion of each of the above factors, on a careful analysis, and in consultation with independent counsel, the Board concluded that the terms of the Co-Advisory Agreements were reasonable and fair and that renewal of the Co-Advisory Agreements, as well as the FAS Agreement, was in the best interests of the Fund and its stockholders.

Semi-Annual Report | May 31, 2018	37

Boulder Growth & Income Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

May 31, 2018 (Unaudited)

May 10, 2018 Approvals: The Board of Directors, including the Independent Directors, met at an in-person meeting on May 10, 2018 to evaluate, among other things, the appointment of ALPS Advisors, Inc. (“ALPS”) and RMA as investment adviser and sub-adviser to the Fund, respectively (replacing the Co-Advisers and their respective Co-Advisory Agreements); and to determine whether approving a new investment advisory agreement with ALPS (“New Advisory Agreement”) and the new sub-advisory agreement between ALPS and RMA (“New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”), as well as an interim advisory agreement with ALPS (“Interim Advisory Agreement”) and the interim sub-advisory agreement between ALPS and RMA (“Interim Sub-Advisory Agreement”, together with the Interim Advisory Agreement, the “Interim Agreements”) was in the best interests of the Fund’s stockholders.

In addition to the meeting on May 10, 2018, the Board met on May 3, 2018 to review various contract materials associated with the New Advisory Agreement and the New Sub-Advisory Agreement. At the Board meetings and throughout the process of considering the New Agreements, the Board, including a majority of the Independent Directors, was advised by its independent legal counsel.

In their consideration of the approval of the New Advisory Agreement and New Sub-Advisory Agreement, the Board and its counsel reviewed materials furnished by ALPS and RMA and communicated with senior representatives of ALPS and RMA regarding their personnel, operations and financial condition. The Board also reviewed the terms of the New Advisory Agreement and the New Sub-Advisory Agreement and considered their possible effects on the Fund and its stockholders. In this regard, the Directors spoke with representatives of ALPS and RMA during the Board meetings and in private sessions to discuss the anticipated effects of the new agreements.

During these meetings, representatives of ALPS and RMA indicated their belief that the adoption of the new agreements would not adversely affect (i) the continued operation of the Fund; (ii) the capabilities of the senior personnel and investment advisory personnel of RMA, who managed the Fund under the Former Advisory Agreement, to continue to provide these and other services to the Fund at the same levels; or (iii) the capability of ALPS to provide quality advisory services to the Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement: In approving the New Advisory Agreement and the New Sub-Advisory Agreement, the Directors, including the Independent Directors, considered the following factors:

Nature, Extent, and Quality of Services: In examining the nature, extent and quality of the investment advisory services to be provided by ALPS, the Directors considered the qualifications, experience and capability of ALPS’ management and other personnel. The Directors considered, among other matters, the process by which ALPS plans to perform oversight of the Fund, including due diligence regarding product structure, resources, personnel, technology, performance, compliance and oversight of the Sub-Adviser. The Board noted ALPS’ continued and grown strength in the investment, compliance and oversight areas.

38	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

May 31, 2018 (Unaudited)

With respect to the nature, extent and quality of the services provided by the Sub-Adviser, the Directors considered the extent of care and conscientiousness with which the Sub-Adviser performed its duties, as well as the investment management process it used, as the Fund’s former Co-Investment Adviser, in managing the assets of the Fund, including the experience and capability of the Sub-Adviser’s management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund’s investment policies and restrictions. The Directors considered the fact that Brendon J. Fischer, who served as one of the Fund’s portfolio managers, will no longer serve as a portfolio manager; whereas Stewart R. Horejsi and Joel W. Looney, the other two portfolio managers for the Fund, will continue to serve in that capacity. The Directors noted the strong partnership between ALPS and the Sub-Adviser and the synergies gained by the Fund through this partnership. The Board also recognized the Sub-Adviser’s continued commitment to the Fund.

The Directors considered assurances received from ALPS and the Sub-Adviser that the manner in which the Fund’s assets are managed, including the investment objective and philosophy, will not change as a result of the change in investment advisers, and that there is not expected to be any diminution in the nature, quality and extent of the advisory services provided to the Fund. Based on the totality of the information considered, the Directors concluded that the Fund was likely to benefit from the nature, extent and quality of ALPS’ and the Sub-Adviser’s services, and that ALPS and the Sub-Adviser have the ability to provide these services based on their respective experience, operations and current resources.

Investment Performance of the Fund: The Board reviewed the Fund’s investment performance over time and compared that performance to that of other funds in its peer group. In making its comparisons, the Board utilized a report from Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board considered the Fund’s net asset value total return relative to the average and median returns for a group of open-end and closed-end funds determined to be most similar to the Fund by Broadridge in consultation with the Fund’s lead Independent Director. After considering all of the information provided, and the limitations inherent in the Broadridge data, the Board concluded that the Fund’s performance and the fact that RMA will continue to provide portfolio management services to the Fund, supported the approval of the New Advisory Agreement and the New Sub-Advisory Agreement.

The Directors considered that the Fund’s investment objective will not change as a result of the new agreements and that one of the former Co-Investment Advisers will continue to act as the Fund’s Sub-Adviser.

Fees and Expenses: The Board considered the fees payable under the Co-Advisory Agreements and the New Advisory Agreement. In evaluating the costs of the services to be provided, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board noted the fee arrangement in place for the Fund under the Co-Advisory Agreements. They noted that the former Co-Investment Advisers received an annual fee, payable monthly, of 1.00% of the value of the Fund’s average monthly total net assets, plus leverage. The Board noted that the level of fees had been reduced from a rate of 1.25% to 1.00% in connection with the reorganization of the Fund which occurred in March 2015, moving the advisory fee rate closer to the median rate of fees charged by similarly situated investment advisers of closed-end funds included in the comparable funds expense universe. The Board further noted that the advisory fee of 1.00% under the Former Advisory Agreement will be lowered under the New Advisory Agreement to 0.95%, calculated monthly, of the Fund’s Managed Assets. In this regard, the Board obtained information regarding the anticipated profitability for ALPS from serving in the role of sole administrator and investment adviser for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to ALPS from its relationship to the Fund. In particular, the Board reviewed the estimated costs to be incurred by ALPS in providing services to the Fund.

Semi-Annual Report | May 31, 2018	39

Boulder Growth & Income Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

May 31, 2018 (Unaudited)

Based on its analysis of this information, the Board determined that the advisory fee of 0.95% does not appear to be unreasonable based on the profitability of other investment management firms, a review of fees of similar peer funds, and the quality of the services to be provided by ALPS.

In considering whether implementing a fee waiver was appropriate, the Board examined the profitability of ALPS (including any indirect benefits received from its affiliates) and the overall reduction of the advisory fee and decided that a fee waiver was not necessary at this time.

The Directors considered that the fee to be paid to the Sub-Adviser was paid out of the fees paid to ALPS and that no separate fee for sub-advisory services would be charged to the Fund. The Directors further considered ALPS’ belief that the compensation payable to the Sub-Adviser was reasonable, appropriate and fair in light of the nature and quality of the services provided to the Fund. The Directors considered the overall contractual fee rate under the proposed arrangement.

Profitability and Economies of Scale: The Directors reviewed the profitability information provided by ALPS and the Sub-Adviser and considered whether they would be expected to realize economies of scale related to their work with the Fund, such that such economies should be shared with the Fund’s Stockholders. The Board reviewed the fees charged by ALPS in providing similar advisory services to other registered investment companies, noting that in some cases the fees charged by ALPS were the same, or lower than, the fees to be charged to the Fund. It was noted, however, that with respect to the Fund, the portion of the advisory fee retained by ALPS after payment of the Sub-Adviser’s fee was lower than any other registered closed-end fund advised by ALPS. With respect to whether assets had already risen, or would be expected to increase, to a level such that economies of scale might be realized by ALPS or the Sub-Adviser, the Board considered that the Fund’s closed-end structure limited the likelihood of significant future increases in the Fund’s asset levels which would reach the point where the imposition of breakpoints in the management fees would be appropriate. Accordingly, in consideration of each of ALPS and the Sub-Adviser’s profitability levels and the improbability that any of them would benefit from significant economies of scale, the Board agreed that the fees charged by ALPS and the Sub-Adviser related to the Fund were appropriate. The Directors noted that the overall contractual fee rate would be lower under the new structure.

Indirect Benefits: The Board considered any ancillary or indirect benefits that could accrue to ALPS or the Sub-Adviser as a result of their relationships with the Fund. The Directors considered details related to services that an affiliate of ALPS provides to the Fund: ALPS Fund Services served as the Fund’s co-administrator and, effective as of June 1, 2018, will serve as the Fund’s sole administrator. The Board also considered that the Sub-Adviser did not expect to receive any such ancillary benefits beyond reputational benefits related to its role with the Fund. The Board concluded that the benefits accruing to ALPS and the Sub-Adviser by virtue of their relationships to the Fund appeared to be reasonable.

40	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

May 31, 2018 (Unaudited)

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by ALPS and the Sub-Adviser, the Board concluded that the level of fees to be paid to each of ALPS and the Sub-Adviser was reasonable.

Other Considerations: In determining whether to approve the New Advisory Agreement and New Sub-Advisory Agreement for the Fund, and whether to recommend approval to the Fund’s Stockholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

●	the fact that the terms of the New Advisory Agreement, though different in certain respects from those of the Co-Advisory Agreements, are not materially different, except for the fact that, under the New Advisory Agreement, the Stockholders will pay a lower overall advisory fee;

●	assurances from ALPS that the manner in which the Fund’s assets are managed will not change as a result of the engagement of ALPS as the Fund’s investment adviser and that there is not expected to be any diminution in the nature, quality and extent of the services provided to the Fund by ALPS and the Sub-Adviser;

●	ALPS’ and the Sub-Adviser’s financial condition;

●	the potential adverse effects on the Fund in the event the New Advisory Agreement and New Sub-Advisory Agreement are not approved; and

●	the fact that Stockholders of the Fund will bear the costs of the proxy solicitation.

Conclusion: Having requested and received such information from each of ALPS and RMA as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement and New Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that approval of the New Advisory Agreement and New Sub-Advisory Agreement were in the best interests of the Fund and its Stockholders.

As a result of its review of the New Advisory Agreement and New Sub-Advisory Agreement, and its consideration of the foregoing factors, the Board, including all of the Independent Directors, unanimously approved the New Advisory Agreement and New Sub-Advisory Agreement for the Fund and recommended such agreements be presented to Stockholders for their approval.

Semi-Annual Report | May 31, 2018	41

Boulder Growth & Income Fund, Inc.	Board Approvals of Investment Advisory and Sub-Advisory Agreements

May 31, 2018 (Unaudited)

Approval of Interim Advisory Agreement and Interim Sub-Advisory Agreement: At its May 10, 2018 meeting, the Board of Directors, including all of the Independent Directors, unanimously approved the Interim Advisory Agreement and the Interim Sub-Advisory Agreement. The effective date for the Interim Advisory Agreement and Interim Sub-Advisory Agreement is June 1, 2018. The Board considered that the terms of the Interim Advisory Agreement and the Interim Sub-Advisory Agreement were substantially identical to those of the New Advisory Agreement and the New Sub- Advisory Agreement, respectively, except for the term (i.e., the Interim Advisory Agreement and Interim Sub-Advisory Agreement are temporary and will expire on the earlier of Stockholder approval of the New Advisory Agreement and New Sub-Advisory Agreement or 150 days from the Interim Agreements’ effective date). In light of the foregoing, the Directors, including the all of the Independent Directors, determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement and the Interim Sub-Advisory Agreement were at least equivalent to the scope and quality of services provided under the Co-Advisory Agreements. In addition, the Fund’s overall advisory fees are lower under the Interim Advisory Agreement and Interim Sub-Advisory Agreement than under the Co-Advisory Agreements. As a result of its review of the Interim Advisory Agreement and the Interim Sub-Advisory Agreement and its consideration of the foregoing factors, the Board, including all of the Independent Directors, unanimously approved the Interim Advisory Agreement and the Interim Sub-Advisory Agreement for the Fund.

42	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan

May 31, 2018 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Semi-Annual Report | May 31, 2018	43

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan

May 31, 2018 (Unaudited)

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 30170, College Station, TX, 77842-3170. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

44	www.boulderfunds.net

DIRECTORS	Richard I. Barr Dr. Dean L. Jacobson Joel W. Looney Stephen C. Miller Steven K. Norgaard
INVESTMENT ADVISER	ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
SUB-INVESTMENT ADVISER	Rocky Mountain Advisers, LLC 2121 E. Crawford Place Salina, KS 67401
ADMINISTRATOR	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
CUSTODIAN	State Street Bank and Trust One Lincoln Street Boston, MA 02111
STOCK TRANSFER AGENT	Computershare 480 Washington Blvd. Jersey City, NJ 07310
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Cohen & Company 1350 Euclid Ave, Suite 800 Cleveland, OH 44115
LEGAL COUNSEL	Paul Hastings, LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member Firm.

www.boulderfunds.net

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of June 1, 2018, Brendon J. Fischer is no longer employed as a portfolio manager of the Fund. Stewart R. Horejsi, and Joel W. Looney continue to serve in their role as the Fund’s portfolio managers in roles with Rocky Mountain Advisers, LLC (“RMA”), the Fund’s sub-adviser. Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”) no longer acts as the Fund’s co-advisers to the Fund. Except as noted above, no other changes have occurred that require reporting under this Item 8.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
12/1/17 - 12/31/17	-	-	-	N/A
1/1/18 - 1/31/18	-	-	-	N/A
2/1/18 - 2/28/18	94,657	10.93	94,657	N/A
3/1/18 - 3/31/18	-	-	-	N/A
4/1/18 - 4/30/18	-	-	-	N/A
5/1/18 - 5/31/18	-	-	-	N/A

On August 9, 2017, the Fund announced its reaffirmation of its share buyback program. Under the program, the Fund’s sub-adviser, RMA, has the authority (but not the obligation) to repurchase the Fund’s common stock in the open market when shares are trading at a discount to net asset value. RMA is authorized to use its discretion in repurchasing shares when market conditions warrant. The timing, manner, price, and amount of any share repurchases will be determined by RMA in its discretion, based on the foregoing as well as applicable legal and regulatory requirements and other factors, including the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The program may be suspended, extended, modified, or discontinued at any time.

Each of the purchases in the table above have been made pursuant to the share buyback program described above.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

No income was received by the Fund from securities lending activities in the period covered by this report. Pursuant to the Fund’s Lending Agreement with State Street, any securities lending activity completed reduces the cost of its credit facility provided by State Street.

Item 13. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT and 99.302(ii) CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 17, 2008, the 19(a) Notices to Beneficial Owners is attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)		/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	August 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)		/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	August 6, 2018

By (Signature and Title)		/s/ Kathryn Burns
Kathryn Burns, Treasurer
(Principal Financial Officer)

Date:	August 6, 2018